SUPPLEMENT DATED AUGUST 11, 2008

TO PROSPECTUS DATED MAY 1, 2008

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

WITH RESPECT TO

PruLife® Custom Premier II Contracts

MPremierSM VUL Contracts

The following disclosure describes the Overloan Protection Rider, and the effects it may have on your contract benefits, if you choose to exercise the rider:

Overloan Protection Rider - The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract debt exceeds the accumulated cash surrender value of your Contract. Currently, the rider may be added only at the time your Contract is issued. There is no charge for adding the rider to your policy, however, a one-time fee will apply when the rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	you must ask to exercise the rider benefits on a form that meets our needs;
(2)

Contract debt must exceed the basic insurance amount (Targer Term Rider plus basic insurance amount if you have a Target Term Rider, or Supplemental Insurance Amount plus basic insurance amount if you have a Supplemental Insurance Amount).;

(3)	the Contract must be in-force for the later of 15 years and the contract anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract debt must be a minimum of 95% of the Contract’s total coverage amount;
(6)	the cash surrender value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a MEC as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We may charge a transaction fee of up to 3.5% of your Contract Fund amount for the benefit of the Overloan Protection Rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office. The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider. Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the fixed fund. Additionally, fund transfers into or out of any of the variable investment options will no longer be permitted. Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

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Premium payments will no longer be accepted for the Contract. Instead, all payments received will be applied as loan or loan interest repayments. We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B or Type C death benefit, we will change it to a Type A death benefit. If you already have a Type A death benefit, we will make no death benefit type change. You will no longer be permitted to make death benefit changes as long as your Contract remains in-force under the Overloan Protection Rider. The basic insurance amount will be changed to the greater of the Type A death benefit and the amount of the Contract debt multiplied by the attained age factor that applies. The attained age factors are shown in your Contract.

Increases and decreases to your basic insurance amount, rating reductions, and withdrawals, will no longer be permitted.

If you exercise this rider and the Contract was issued in New York or Florida, you may no longer execute the Reduced Paid Up option. Doing so would cause the Contract to be classified as a Modified Endowment Contract.

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